                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2004
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


      Delaware                    333-106925                    74-2440850
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   (State or other               (Commission                  (IRS Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)


         745 Seventh Avenue, 7th Floor
               New York, New York                                  10019
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    (Address of principal executive offices)                     (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $958,266,100.00 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-AX, Class 2-A, Class 3-A, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-AX, Class 4-PAX, Class 5-A, Class 5-AX, Class B1-I, Class B1X-I, Class B2-I, Class B2X-I, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-2 on February 27, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 27, 2004, as supplemented by the Prospectus Supplement, dated February 26, 2004 ( the "Prospectus Supplement") and as supplemented by the Supplement, dated February 27, 2004 (the "Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-AX, Class 2-A, Class 3-A, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-AX, Class 4-PAX, Class 5-A, Class 5-AX, Class B1-I, Class B1X-I, Class B2-I, Class B2X-I, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class P-III and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $970,407,681.39 as of February 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                  1.1 Terms Agreement, dated February 25, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of February 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and JPMorgan Chase Bank, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of February 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                  99.3 Transfer Notice, dated as of February 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

                  99.4 Reconstituted Servicing Agreement, dated as of February 1, 2004, between GreenPoint Mortgage Funding, Inc. and Lehman Brothers Holdings Inc.

                  99.5 Reconstituted Mortgage Loan Servicing Agreement, dated as of February 1, 2004, between RBC Mortgage Company and Lehman Brothers Holdings Inc.

                  99.6 Reconstituted Servicing Agreement, dated as of February 1, 2004, between SIB Mortgage Corp. and Lehman Brothers Holdings Inc.

                  99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

                  99.8 Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

                  99.9 Flow Interim Servicing Agreement, dated as of September 8, 2003, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company.

                  99.10 Flow Interim Servicing Agreement, dated as of June 10, 2002, by and between Lehman Brothers Bank, FSB and SIB Mortgage Corp. as amended by Amendment No. 1, dated as of November 1, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STRUCTURED ASSET SECURITIES
                                                CORPORATION


                                                By:    /s/ Michael C. Hitzmann
                                                       -------------------------
                                                Name:  Michael C. Hitzmann
                                                Title: Vice President

Date:  March 15, 2004

                          EXHIBIT INDEX

Exhibit No.                      Description                         Page No.
-----------                      -----------                         --------

1.1          Terms Agreement, dated February 25, 2004, between
             Structured Asset Securities Corporation, as
             Depositor, and Lehman Brothers Holdings Inc., as the Underwriter.

4.1 Trust Agreement, dated as of February 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and JPMorgan Chase Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2004, between Lehman Brothers
             Holdings Inc., as Seller, and Structured Asset
             Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of February 1, 2004, between Lehman Brothers Holdings Inc. and Aurora
             Loan Services Inc.

99.3 Transfer Notice, dated as of February 1, 2004, between Colonial Savings, F.A. and Lehman Brothers
             Holdings Inc.

99.4         Reconstituted Servicing Agreement, dated as of
             February 1, 2004, between GreenPoint Mortgage
             Funding, Inc. and Lehman Brothers Holdings Inc.

99.5         Reconstituted Servicing Agreement, dated as of
             February 1, 2004, between RBC Mortgage Company and
             Lehman Brothers Holdings Inc.

99.6 Reconstituted Mortgage Loan Servicing Agreement, dated as of February 1, 2004, between SIB Mortgage
             Corp. and Lehman Brothers Holdings Inc.

99.7         Correspondent Servicing Agreement, dated as of June
             26, 2002, by and among Lehman Brothers Bank, FSB,
             Aurora Loan Services Inc. and Colonial Savings,
             F.A.

99.8         Flow Mortgage Loan Purchase, Warranties and
             Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and
             GreenPoint Mortgage Funding, Inc.

99.9         Flow Interim Servicing Agreement, dated as of
             September 8, 2003, by and between Lehman Brothers
             Bank, FSB and RBC Mortgage Company.

99.10        Flow Interim Servicing Agreement, dated as of June
             10, 2002, by and between Lehman Brothers Bank, FSB and SIB Mortgage Corp. as amended by Amendment No.
             1, dated as of November 1, 2002.